Exhibit 31.1

CERTIFICATION PURSUANT TO

SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Thomas Nielsen, certify that:

1.	I have reviewed this report on Form 10-K/A of RealNetworks, Inc.; and

2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: April 30, 2012

/s/ Thomas Nielsen
Thomas Nielsen
Title: President and Chief Executive Officer
(Principal Executive Officer)